FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================


UNAUDITED INTERIM FINANCIAL STATEMENTS

MARCH 31, 1998

Balance Sheets............................................................   1
Statements of Income......................................................   2
Statements of Cash Flows..................................................   3
Notes to Unaudited Interim Financial Statements...........................   4

FINANCIAL GUARANTY INSURANCE
COMPANY                                                          BALANCE SHEETS

================================================================================

($ in Thousands)


                                                                        MARCH 31,  DECEMBER 31,
                                                                          1998         1997
                                                                    -------------  -----------
ASSETS                                                                (UNAUDITED)

Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,344,986 in 1998 and $2,313,458 in 1997) ....................   $2,453,364     $2,443,746
Short-term investments, at cost, which approximates market .......      116,279         76,039
Cash .............................................................          877            802
Accrued investment income ........................................       37,920         38,927
Reinsurance receivable ...........................................        8,561          8,220
Deferred policy acquisition costs ................................       85,835         86,286
Property, plant and equipment net of
   accumulated depreciation of $17,711 in 1998 and $17,346 in 1997        2,777          3,142
Prepaid reinsurance premiums .....................................      148,927        154,208
Prepaid expenses and other assets ................................       15,089         21,002
                                                                     ----------     ----------
            Total assets .........................................   $2,869,629     $2,832,372
                                                                     ==========     ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Unearned premiums ................................................   $  610,673     $  628,553
Losses and loss adjustment expenses ..............................       80,232         76,926
Ceded reinsurance payable ........................................          926          3,932
Accounts payable and accrued expenses ............................       22,263         26,352
Current federal income taxes payable .............................       55,296         19,335
Deferred federal income taxes payable ............................      110,989        118,522
Payable for securities purchased .................................        2,923          5,811
                                                                     ----------     ----------
            Total liabilities ....................................      883,302        879,431
                                                                     ----------     ----------

Stockholder's Equity:

Common stock, par value $1,500 per share at March 31,
  1998 and at December 31, 1997: 10,000 shares authorized,
  issued and outstanding .........................................       15,000         15,000
Additional paid-in capital .......................................      383,511        383,511
Accumulated other comprehensive income, net of tax ...............       69,554         83,935
Retained earnings ................................................    1,518,262      1,470,495
                                                                     ----------     ----------
            Total stockholder's equity ...........................    1,986,327      1,952,941
                                                                     ----------     ----------
            Total liabilities and stockholder's equity ...........   $2,869,629     $2,832,372
                                                                     ==========     ==========



             See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                                    STATEMENTS OF INCOME

================================================================================

($ in Thousands)

                                                            THREE MONTHS ENDED
                                                               MARCH 31,
                                                             1998       1997
                                                           --------    --------
                                                                (UNAUDITED)

REVENUES:

    Gross premiums written .............................   $ 19,831    $ 28,518
    Ceded premiums .....................................     (2,144)     (7,137)
                                                           --------    --------

    Net premiums written ...............................     17,687      21,381
    Decrease in net unearned premiums ..................     12,655       8,072
                                                           --------    --------

    Net premiums earned ................................     30,342      29,453
    Net investment income ..............................     32,785      31,597
    Net realized gains .................................     13,083       6,069
                                                           --------    --------

        Total revenues .................................     76,210      67,119
                                                           --------    --------

EXPENSES:

    Losses and loss adjustment expenses ................      3,921        (249)
    Policy acquisition costs ...........................      5,447       3,851
    Other underwriting expenses ........................      5,101       3,851
                                                           --------    --------

        Total expenses .................................     14,469       7,453
                                                           --------    --------

        Income before provision for federal income
         taxes .........................................     61,741      59,666

    Provision for federal income taxes .................     13,975      14,233
                                                           --------    --------

         Net income ....................................   $ 47,766    $ 45,433
                                                           ========    ========












            See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                                STATEMENTS OF CASH FLOWS

================================================================================

($ in Thousands)


                                                                    THREE MONTHS ENDED
                                                                        MARCH 31,
                                                                    1998        1997
                                                                  ---------   ---------
                                                                        (UNAUDITED)


OPERATING ACTIVITIES:


Net income ...................................................   $  47,766    $  45,433
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred income taxes ......................         211          562
    Amortization of fixed maturity securities ................         895          227
    Policy acquisition costs deferred ........................      (4,996)      (2,866)
    Amortization of deferred policy acquisition costs ........       5,447        3,851
    Depreciation of fixed assets .............................         365          629
    Change in reinsurance receivable .........................        (341)          29
    Change in prepaid reinsurance premiums ...................       5,281           40
    Foreign currency translation adjustment ..................        (215)           9
    Change in accrued investment income, prepaid
       expenses and other assets .............................       6,920       (2,392)
    Change in unearned premiums ..............................     (17,880)      (8,112)
    Change in losses and loss adjustment expense reserves ....       3,306       (1,903)
    Change in other liabilities ..............................      (7,095)      (9,000)
    Change in current income taxes payable ...................      35,961       13,663
    Net realized gains on investments ........................     (13,083)      (6,069)
                                                                 ---------    ---------

Net cash provided by operating activities ....................      62,542       34,101
                                                                 ---------    ---------

INVESTING ACTIVITIES:

Sales or maturities of fixed maturity securities .............     209,199      272,200
Purchases of fixed maturity securities .......................    (231,426)    (213,987)
Sales or maturities (purchases) of short-term investments, net     (40,240)     (91,847)
Purchases of property and equipment, net .....................        --           (277)
                                                                 ---------    ---------

Net cash used for investing activities .......................     (62,467)     (33,911)

Increase in cash .............................................          75          190
Cash at beginning of period ..................................         802          860
                                                                 ---------    ---------

Cash at end of period ........................................   $     877    $   1,050
                                                                 =========    =========




              See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

March 31, 1998 and 1997
(Unaudited)

           (1) BASIS OF PRESENTATION

               The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of
               (a) results of operations for the three months ended March 31, 1998 and 1997, (b) the financial position at March 31, 1998 and December 31, 1997, and (c) cash flows for the three months ended March 31, 1998 and 1997.

               These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1997 audited financial statements.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           (2) STATUTORY ACCOUNTING PRACTICES

               The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

               (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

               (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

               (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

               (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

               (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

               (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

               (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.




FINANCIAL GUARANTY INSURANCE
COMPANY                                                                              NOTES TO FINANCIAL STATEMENTS
==================================================================================================================

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:


                                                              THREE MONTHS ENDED MARCH 31,
                                        --------------------------------------------------------------------------
                                                     1998                                       1997
                                        -------------------------------            -------------------------------
                                           NET               STOCKHOLDER'S           NET              STOCKHOLDER'S
                                         INCOME                 EQUITY             INCOME                EQUITY
                                        -------               ----------           -------             ----------
GAAP basis amount                       $47,766               $1,986,327           $45,433             $1,706,316

Premium revenue recognition                (619)                (181,828)           (2,466)              (178,751)

Deferral of acquisition costs               451                  (85,835)              985                (90,960)

Contingency reserve                          --                 (555,538)               --               (474,460)

Non-admitted assets                          --                   (2,313)               --                 (3,257)

Case-basis losses incurred                  188                   (1,684)             (661)                (3,910)

Portfolio loss reserves                   1,400                   30,400                --                 24,000

Deferral of income tax                      211                   72,272               569                 71,274

Unrealized gains on fixed maturity
  securities held at fair value, net         --                  (70,446)               --                (15,602)
  of taxes

Profit commission                          (133)                  (7,522)             (342)                (6,528)

Contingency reserve tax deduction            --                   72,409                --                 85,176

Allocation of tax benefits due to
  Parent's net operating loss to the
  Company                                    42                   10,958                94                 10,426
                                        -------               ----------           -------             ----------

Statutory basis amount                  $49,306               $1,267,200           $43,612             $1,123,724
                                        =======               ==========           =======             ==========

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

           (3) DIVIDENDS

               Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

               o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 1997.

               o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

               The amount of the Company's surplus available for dividends during 1998 is approximately $126.7 million.

           (4) INCOME TAXES

               The Company's effective Federal corporate tax rate (22.6 percent and 23.9 percent for the three months ended March 31, 1998 and 1997, respectively) is less than the statutory corporate tax rate (35 percent in 1998 and 1997) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

           (5)  REINSURANCE

               In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $7.4 million and $7.2 million, respectively, for the three months ended March 31, 1998 and 1997.

           (6) COMPREHENSIVE INCOME

               In June 1997, the Financial Accounting Standard Board issued statement No. 130, "Reporting Comprehensive Income", which requires enterprises to disclose comprehensive income and its components. Comprehensive income encompasses all changes in shareholders' equity (except those arising from transactions with shareholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities and foreign currency translation adjustments, net of taxes. This new standard only changes the presentation of certain information in the financial statements and does not affect the Company's financial position or results of operations. The following is a reconciliation of comprehensive income:

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

March 31, 1998 and 1997
(Unaudited)

                                                       FOR THE THREE MONTHS
                                                          ENDED MARCH 31,
                                                     -----------------------
                                                       1998             1997
                                                     -------          ------

        Net income                                   $47,766           45,433
        Other comprehensive income:
           Change in unrealized investment gains,
              net of taxes                           (14,241)         (23,558)
           Change in foreign exchange gains,
              net of taxes                              (140)               6
                                                     -------          ------
        Comprehensive income                         $33,385          $21,881
                                                     =======          =======

                                    EXHIBIT A

                         APPROVED FINANCIAL INFORMATION
                              AS OF MARCH 31, 1998

As of March 31, 1998, December 31, 1997 and 1996 the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $237.8 billion, $230.2 billion, and $205.0 billion par value of securities, respectively (of which approximately 83 percent, 86 percent and 82 percent constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $2.16 billion, $2.14 billion and $2.05 billion, respectively. As of March 31, 1998, the Certificate Insurer had reinsured approximately 22 percent of the risks it had written, 29 percent through quota share reinsurance, 24 percent through excess of loss reinsurance, and 47 percent through facultative arrangements.

CAPITALIZATION

The following table sets forth the capitalization of the Certificate Insurer as of December 31, 1996, December 31, 1997 and March 31, 1998 respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since March 31, 1998.

                                                                    (UNAUDITED)
                                        DECEMBER 31,  DECEMBER 31,   MARCH 31,
                                            1996          1997         1998
                                       (IN MILLIONS) (IN MILLIONS) (IN MILLIONS)
                                       ------------- ------------- -------------

Unearned Premiums .....................    $  682       $  629         611
Other Liabilities .....................       288          250         272
Stockholder's Equity(1)
  Common Stock ........................        15           15          15
  Additional Paid-in Capital ..........       334          384         384
  Accumulated other comprehensive
    income ............................        38           84          69
  Retained Earnings ...................     1,297        1,470       1,518
                                           ------       ------      ------
Total Stockholder's Equity ............     1,684        1,953       1,986
                                           ------       ------      ------
Total Liabilities and
  Stockholder's Equity ................    $2,654       $2,832      $2,869
                                           ======       ======      ======

----------

(1) Components of stockholder's equity have been restated for all periods presented to reflect "accumulated other comprehensive income" in accordance with the Statement of Financial Accounting Standards No. 130 "Reporting Comprehensive Income" adopted by the Certificate Insurer effective January 1, 1998. As this new standard only requires additional information in the financial statements, it does not affect the Certificate Insurer's financial position or results of operations.

For further financial information concerning the Certificate Insurer, see the audited financial statements of the Certificate Insurer included as Appendix A and the unaudited interim financial statements of the Certificate Insurer included as Appendix B.

Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.